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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 26, 2016

Six Flags Entertainment Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13703	13-3995059
(Commission File Number)	(IRS Employer Identification No.)

924 Avenue J East
Grand Prairie, Texas	75050
(Address of Principal Executive Offices)	(Zip Code)

(972) 595-5000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Six Flags Entertainment Corporaiton (the "Company") has established a program (the “Project 750 Program”) pursuant to which executive officers and other employees may be issued awards (a “Project 750 Award”) under the Six Flags Entertainment Corporation Long-Term Incentive Plan (the “Long-Term Incentive Plan”). The Project 750 Program sets an aspirational goal of attaining $750 million of Modified EBITDA (as defined in the Company’s financial statements) by 2020 and the number and timing of any issuances of common stock under the Project 750 Program will depend on progress toward the $750 million target and the timing thereof. The Project 750 Awards also provide for the grant of dividend equivalent rights equal in value equal to any dividends on the common stock from the award issuance date through the date shares, if any, are issued under the Project 750 Award. The aggregate share payout under the Project 750 Program if the $750 million target is achieved in 2020 would be 900,000 shares (not including dividend equivalent rights) but could be more or fewer shares depending on achievement and the timing thereof. The issuance date of any shares pursuant to Project 750 Awards will be after the end of the year in which the performance target is achieved. Exhibit 10.1 attached hereto sets forth the base number of shares under the Project 750 Program that each of the Company’s executive officers would receive assuming the $750 million of Modified EBITDA target is achieved in 2020. The above summary of the material terms of the Project 750 Program does not purport to be complete and is qualified in its entirety by reference to the Project 750 Program Overview and the Form of Project 750 Program Award Agreement, copies of which are filed as Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and incorporated by reference herein as well as the Long-Term Incentive Plan which was filed as Appendix A to the Company's Definitive Proxy Statement filed on March 20, 2012, which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	List of Project 750 Awards to Executive Officers

10.2	Project 750 Program Overview

10.3	Form of Project 750 Program Award Agreement

99.1	Press Release of Six Flags Entertainment Corporation, dated October 26, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIX FLAGS ENTERTAINMENT CORPORATION

	By:	/s/ Lance C. Balk
		Name:	Lance C. Balk
		Title:	Executive Vice President and General
Counsel
Date: October 28, 2016

EXHIBIT INDEX

Exhibit No.	Description

10.1	List of Project 750 Awards to Executive Officers
10.2	Project 750 Program Overview
10.3	Form of Project 750 Program Award Agreement
99.1	Press Release of Six Flags Entertainment Corporation, dated October 26, 2016

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